®
Goldman Sachs
Power and Utility Conference
August 12, 2010
PG&E

Corporation
Exhibit 99

This presentation contains management’s guidance for PG&E Corporation’s 2010 and 2011 earnings per share from operations. These statements and projections, as well as the underlying assumptions, are forward-looking statements that are based on current expectations which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
• the Utility’s ability to efficiently manage capital expenditures and its operating and maintenance expenses within authorized levels;
• the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;
• the adequacy and price of electricity and natural gas supplies and whether the new day-ahead, hour-ahead, and realtime wholesale electricity markets established by the California Independent System Operator (“CAISO”) will continue to function effectively, the extent to which the Utility can manage and respond to the volatility of electricity and natural gas prices, and the ability of the Utility and its counterparties to post or return collateral;
• explosions, fires, accidents, mechanical breakdowns, the disruption of information technology and systems, and similar events that may occur while operating and maintaining an electric and natural gas system in a large service territory with varying geographic conditions that can cause unplanned outages, reduce generating output, damage the Utility’s assets or operations, subject the Utility to third-party claims for property damage or personal injury, or result in the imposition of civil, criminal, or regulatory fines or penalties on the Utility;
• the impact of storms, earthquakes, floods, drought, wildfires, disease, and similar natural disasters, or acts of terrorism or vandalism, that affect customer demand or that damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies;
• the potential impacts of climate change on the Utility’s electricity and natural gas businesses;
• changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology that include the development of alternative technologies that enable customers to increase their reliance on self-generation, or other reasons;
• the occurrence of unplanned outages at the Utility’s two nuclear generating units at Diablo Canyon, the availability of nuclear fuel, the outcome of the Utility’s application to renew the operating licenses for Diablo Canyon, and potential changes in laws or regulations promulgated by the NRC or environmental agencies with respect to the storage of spent nuclear fuel, security, safety, or other matters associated with the operations at Diablo Canyon;
• whether the Utility earns incentive revenues or incurs obligations under incentive ratemaking mechanisms, such as the CPUC’s incentive ratemaking mechanism relating to energy savings achieved through implementation of the utilities’ customer energy efficiency programs;
• the impact of federal or state laws or regulations, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
• whether the Utility can successfully implement its program to install advanced meters for its electric and natural gas customers and integrate the new meters with its customer billing and other systems, the outcome of the independent investigation ordered by the CPUC and the California Legislature into customer concerns about the new meters, and the ability of the Utility to implement various rate changes including “dynamic pricing” by offering electric rates that can vary with the customer’s time of use and are more closely aligned with wholesale electricity prices;
• how the CPUC interprets and enforces the financial and other conditions imposed on PG&E Corporation when it became the Utility’s holding company and the extent to which the interpretation or enforcement of these conditions has a material impact on PG&E Corporation;
• the outcome of litigation, including litigation involving the application of various California wage and hour laws, and the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;
• the ability of PG&E Corporation, the Utility, and counterparties to access capital markets and other sources of credit in a timely manner on acceptable terms;
• the impact of environmental laws and regulations and the costs of compliance and remediation;
• the loss of customers due to various forms of bypass and competition, including municipalization of the Utility’s electric distribution facilities, increasing levels of “direct access” by which consumers procure electricity from alternative energy providers, and implementation of “community choice aggregation,” which permits cities and counties to purchase and sell electricity for their local residents and businesses;
• the outcome of federal or state tax audits and the impact of changes in federal or state tax laws, policies, or regulations; and
• other factors and risks discussed in PG&E Corporation and Pacific Gas and Electric Company’s 2009 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.
Cautionary Language Regarding
Forward-Looking Statements

Overview       Page 4
Regulatory Update    Page 8
Appendix      Page 18
Table of Contents

• Provides energy to approximately 15 million people
• 70,000 square-mile service territory
• Four main operational units:
 Electric and gas distribution
 Electric transmission
 Natural gas transmission
 Electric procurement and owned generation
Pacific Gas and Electric Company
(PG&E)
PG&E SERVICE AREA
 IN CALIFORNIA

Excellent service at reasonable cost
Constructive regulatory environment
Investment in infrastructure-
providing solid, regulated growth
Clean generation and world-class energy
efficiency programs
Stable capital structure and return
Reliable, growing dividend
PCG Investment Case

Annualized Dividends per Share
$1.80
$1.70
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
70.0%
65.0%
60.0%
55.0%
50.0%
$1.23
$1.32
$1.44
$1.56
$1.68
2005
2006
2007
2008
2009
Dividends
Payout Ratio

Sustainable, comparable dividend
Payout ratio range of 50% - 70%
Dividend growth in line with EPS growth
Dividend Policy

2011
EPS Guidance
$3.85
$3.85
2008
Actual
2010
$2.95
$2.95
$3.65
$3.65
Low
Low
 High
 High
Low
Low
 High
 High
$3.50
$3.50
$3.35
$3.35
Earnings per Share from Operations*
Earnings per Share from Operations*
2009
Actual
$3.21
$3.21
* Reg G reconciliation to GAAP for 2008 and 2009 EPS from Operations, and 2010-2011 EPS Guidance available in Appendix and at www.pge-corp.com

®
Regulatory Update

2011 General Rate Case
Sets revenue requirements for Gas and Electric Distribution
and Electric Generation businesses for 2011 - 2013
Revenue Requirement Request: $6.7B
 $1.1B increase
 $2.7B average capital expenditures per year
Allows for necessary investments in energy infrastructure
to deliver energy safely and reliably to customers
Key capital projects will focus on:
 • replacement of gas and electric systems that are at or near the end of their useful lives
 • replacement of aging generation infrastructure, hydro relicensing requirements
 • replacement of aging fleet, buildings and IT systems

Also requested a flexible attrition mechanism to adjust for:
 • Labor costs
 • Materials and services
 • Capital investments
 • Changes in franchise, payroll or other taxes
Based on the requested mechanism, attrition revenues are
currently forecasted to be $275M and $343M in 2012 and 2013
Items not included in the 2011 GRC:
 • SmartMeterTM and SmartMeterTM Upgrade programs
 • PV Project, Cornerstone, Manzana, Diablo Relicensing
June - July
August - September
November
Hearings
Opening and
Reply Briefs
Proposed
Decision
New Rates
in Effect
Jan 1 2011
December
Final
Decision
2011 General Rate Case

2011 Gas Transmission and
Storage Rate Case
Sets revenue requirements, rates, terms and conditions for PG&E’s
Gas Transmission and Storage services for 2011 - 2014
Revenue Requirement Request: $529M
 $67M increase over 2010 revenue requirement
 $235M Capital Expenditures

Allows for upgrades to backbone transmission, local transmission, and storage facilities, and maintenance of equipment
Proposed attrition mechanism similar to General Rate Case
 Conference held in July resulted in a proposed, multi-party settlement
 The terms are confidential until the agreement is submitted to the
 CPUC for approval

  Final decision requested by Q4 2010

Request for revenue requirements to acquire, own, and operate the 189 - 246MW Manzana wind project in the Tehachapi region of Southern California
Request: $900M (all capital) at 246MW capacity
Manzana Wind Project would be designed, developed, and
constructed by Iberdrola Renewables, Inc.
 • PG&E proposes to make progress payments throughout construction and take full ownership at completion
 • Final size of the project would depend upon permitting requirements, completion of land rights acquisition and turbine supply
 • The proposed wind facility is targeted to be operational as early as
 December 2011
Final decision is requested by the end of 2010
Manzana Wind Project

Sets revenue requirements for PG&E’s Electric Transmission
business in 2011
 Revenue Requirement Request: $1.026B
 Capital Expenditures: $810M
If approved, revenues would provide for additional transmission capacity and increased maintenance and replacement work on
our substations to improve overall reliability of our system

TO13 final decision expected by Q3 2011
FERC TO13 Filing
 Request  Settlement
TO 10 $760.5M  $718M
TO 11 $845.0M  $776M
TO 12 $946.0M  $875M - Approved on 7/27/10

Cornerstone Reliability Program
Sets revenue requirements aimed at improving the reliability of
PG&E’s electric distribution system
Approved Final Decision (6/24/10):
 • $350M in reliability focused capital investments through 2013
 • CPUC provided the opportunity for additional reliability investment in 2014 GRC and subsequent general rate cases
 The primary focus of the program is:
  Additional substation emergency capacity
  Enhanced interconnectivity and automation
  Reliability investments in rural areas
Recent Decisions

Solar PV Program
Sets revenue requirements to develop and own up to 250MW of PV and sign PPAs for an additional 250MW of PV over a five year period
 Approved Final Decision (4/22/10):
 • $1.45B (all capital) for the Utility-owned 250MW
 • Authorized cost of service ratemaking treatment for the Utility-
 owned portion
 • Included an incentive mechanism with 90/10 sharing between customers and shareholders of the amount of total costs below a certain threshold over the timeframe of project development
Recent Decisions

Summer Rate Relief Program
As proposed by PG&E, the CPUC approved reducing overall rates by
$400M, a 3% decrease, effective June 1, 2010
For residential rates, reductions focused on highest rate tiers
 •  Substantially reduced rates in Tier 5 by 19.6%
  and Tier 4 by 5.8%
 •  Moderately increased rates in Tier 3 by 1.8%

 GRC Phase II filing recommends collapsing of
 Tier 3, 4, and 5 into one Tier 3 rate
Recent Decisions

®
Appendix

Regulatory Case	Docket #	Expected Decision Date
Transmission Owner ("TO") 13 Rate Case	ER.10-2026-000	Final decision is requested in Q3 2011
Long Term Procurement Plan (LTPP)	R.10-05-006	Final decisions for Track I, II and III expected in 2011 or as appropriate
Nuclear Relicensing	A.10-01-022	Final decision is expected in Q2 2011
2011 General Rate Case ("GRC")	A.09-12-020	Final decision is requested in Q4 2010
Manzana Wind Project	A.09-12-002	Final decision is requested by the end of 2010
Request for New Generation Offers and Potential New Utility-Owned Generation	R.06-02-013 A.09-09-021 D.10-07-045	Final decision approving three contracts and denying the Oakley Generating Station received on July 29, 2010
Gas Transmission & Storage Rate Case	A.09-09-013	Final decision is requested in Q4 2010
Transmission Owner ("TO") 12 Rate Case	ER09-1521-000	Final decision approving PG&E's request received on July 27, 2010
Photovoltaic Program	A.09-02-019 D.10-04-052	Final decision approving PG&E's request received on April 22, 2010
Energy Efficiency Order Instituting Rulemaking Post-2005	R.09-01-019 D.09-12-045	Final decision is requested in 2H 2010
SmartGrid OIR	R.08-12-009 D.10-06-047	Decision received on June 24, 2010 requiring the submission of SmartGrid deployment plans by July 2011; timing of subsequent rulemaking proceedings in 2010 and 2011 TBD
Cornerstone Improvement Program	A.08-05-023 D.10-06-048	Final decision approving PG&E's request received on June 24, 2010

Key Regulatory Proceedings

2008
EPS on an Earnings from Operations Basis*	$2.95
Items Impacting Comparability**	0.68
EPS on a GAAP Basis	$3.63

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
** Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with
GAAP. For the three and twelve months ended December 31, 2008, PG&E Corporation recognized $257 million of net income resulting from a settlement of tax audits for tax years 2001 through 2004. Of this amount, $154 million was related to PG&E
Corporation’s former subsidiary, National Energy & Gas Transmission, Inc., and was recorded as income from discontinued
operations
2008 EPS - Reg G Reconciliation

2009
EPS on an Earnings from Operations Basis[1]	$3.21
Items Impacting Comparability[2]	
Tax Benefit[3]	0.18
Recovery of hydro divestiture costs[4]	0.07
Accelerated work on gas system[5]	(0.16)
Severance costs[6]	(0.10)
EPS on a GAAP Basis	$3.20

2009 EPS - Reg G Reconciliation
(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
(2) Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.
(3) For the twelve months ended December 31, 2009, PG&E Corporation recognized $66 million, after-tax, for the interest and state tax benefit associated with a federal tax refund, for 1998 and 1999.
(5) For the twelve months ended December 31, 2009, PG&E Corporation incurred $59 million, after-tax of costs to perform accelerated system-wide natural gas integrity surveys and associated remedial work.
(4) For the twelve months ended December 31, 2009, PG&E Corporation recognized $28 million, after-tax, related to the CPUC's authorization to recover costs previously incurred in connection with the Utility’s hydroelectric generation facilities.
(6) For the twelve months ended December 31, 2009, PG&E Corporation accrued $38 million, after-tax of severance costs related to the elimination of approximately 2% percent of the Utility’s workforce.

2010	Guidance Range Low	High
EPS Guidance on an Earnings from Operations Basis[1]	$3.35	$3.50
Estimated Items Impacting Comparability[2]		
Statewide Ballot Initiative [3]	(0.12)	(0.12)
Federal Healthcare Law [4]	(0.05)	(0.05)
Estimated EPS on a GAAP Basis	$3.18	$3.33

2011	Guidance Range Low	High
EPS Guidance on an Earnings from Operations Basis[1]	$3.65	$3.85
Estimated Items Impacting Comparability	0.00	0.00
Estimated EPS on a GAAP Basis	$3.65	$3.85

EPS Guidance - Reg G Reconciliation
(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

(2) Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.
(3) Costs related to Proposition 16 - The Taxpayers' Right to Vote Act
(4) Reduction in the deferred tax asset corresponding to the loss of tax deductibility of Medicare Part D federal subsidies.